Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories
Accounting policies

Inventories are valued at the lower of cost and net realizable value, with cost determined on an average cost basis. The cost of finished goods inventories includes direct material, direct labour, and an allocation of overhead.
Supporting information

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Manufactured products	$448	$270	$263
Logs and other raw materials	403	189	173
Processing materials and supplies	210	119	125
	$1,061	$578	$561
Inventories at December 31, 2021 were subject to a valuation reserve of $6 million (December 31, 2020 - $2 million; January 1, 2020 - $30 million) to reflect net realizable value being lower than cost.
The carrying amount of inventory recorded at net realizable value was $42 million at December 31, 2021 (December 31, 2020 - $21 million; January 1, 2020 - $140 million), with the remaining inventory recorded at cost.